BigBear.ai Announces CFO Transition McLean, Va. - BigBear.ai (NYSE: BBAI) announced today, June 6, 2025, that Sean Ricker has been appointed interim Chief Financial Officer, effective immediately, succeeding Julie Peffer as Chief Financial Officer. “I am pleased to announce the interim appointment of Sean Ricker as our Chief Financial Officer. Sean has a wealth of experience at BigBear.ai, where he most recently held the role of Chief Accounting Officer, prior to which he was Corporate Controller,” said Kevin McAleenan, Chief Executive Officer. “Sean joined us shortly before BigBear.ai became a public company and has been a key leader in getting us to this stage in our growth. Given his familiarity with the business, stakeholders, and our key finance functions, Sean is well suited to lead our finance organization while our search process is underway, and we thank Sean for stepping into the CFO role on an interim basis,” continued McAleenan. “Julie Peffer will be leaving the organization to pursue other opportunities, following a tenure that began in June 2022. As our Chief Financial Officer, Julie played a pivotal role in improving our balance sheet through capital fundraising and debt restructuring, as well as providing operational leadership to strengthen the financial foundations of the business. Both I, and the Board, would like to thank her for her contribution to the organization and wish her well for the future,” he concluded. About BigBear.ai BigBear.ai is a leading provider of AI-powered decision intelligence solutions and services for national security, defense, travel, trade, and enterprise. Customers and partners rely on BigBear.ai’s artificial intelligence and predictive analytics capabilities in highly complex, distributed, mission-based operating environments. Headquartered in McLean, Virginia, BigBear.ai is a public company traded on the NYSE under the symbol BBAI. For more information, visit https://bigbear.ai and follow BigBear.ai on LinkedIn: @BigBear.ai. Forward-Looking Statements This release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, and other statements that are not historical facts. These statements are based on current expectations and beliefs concerning future developments and their potential effects on us and should not be relied upon as representing BigBear’s assessment as of any date subsequent to the date of this release. There can be no assurance that future developments affecting us will be those that we have anticipated. Many actual events and circumstances are beyond our control. These forward-looking statements are subject to a number of risks and uncertainties, including those relating to: changes in domestic and foreign business, market, financial, political, and legal conditions; the uncertainty of projected financial information; delays caused by factors outside of our control, including changes in fiscal or contracting policies or decreases in available government funding, including as a result of events such as war, incidents of terrorism, natural disasters, and public health concerns or epidemics; changes in government programs or applicable requirements; budgetary constraints, including any potential constraints as a result of recent or future federal government layoffs, including automatic reductions as a result of “sequestration” or similar measures and constraints imposed by any lapses in appropriations for the federal government or certain of its departments and agencies, including government shutdowns or the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience; the impact of tariffs or other restrictive trade measures; implementation of spending limits or changes in budgetary constraints; influence by, or competition from, third parties with respect to pending, new, or existing contracts with government customers; changes in our ability to successfully compete for and receive task orders and generate revenue under Indefinite Delivery/Indefinite Quantity contracts; our ability to realize the benefits of the strategic partnerships; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential delays or changes in the government appropriations or procurement processes; our ability to remediate a material weakness in our internal control over financial reporting; risks regarding the market and our customers accepting and adopting our products, including future new product offerings; the high degree of uncertainty of the level of demand for, and market utilization of, our solutions and products; our ability to successfully execute and realize the benefits of joint ventures, channel sales relationships, partnerships, strategic alliances, subcontracting opportunities, customer contracts and other commercial agreements to which we are a party; and those factors discussed in the Company’s reports and other documents filed with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from those projected by these forward-looking statements. There may be additional risks that we presently do not know or that we currently believe are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this release. We anticipate that subsequent events and developments will cause our assessments to change. However, we specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon the forward-looking statements. Contacts grace.williamson@bigbear.ai